SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K/A

Amendment No. 2

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 21, 2008

COMPREHENSIVE HEALTHCARE SOLUTIONS INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-26715	58-0962699
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

360 Main Street, P.O. Box 393

Washington, VA 22747

(Address of Principal Executive Offices)

540-657-3149

(Issuer Telephone Number)

None

(Former Name or Former Address, if Changed Since Last Report)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Explanatory Note

This Current Report on Form 8-K/A Amendment No. 2, amends and supplements Item 5.02 of the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Comprehensive Healthcare Solutions, Inc. (“the Company”) on March 18, 2008, to include information regarding Mr. James Clark’s failure to accept his appointment to the board of directors of the Company. Also to include that Joseph Meuse has not resigned as the President, Chief Executive Officer, Chief Financial Officer, sole member of the Board of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 7, 2008, Mr. James Clark was nominated to serve as the President, Chief Executive Officer, Chief Financial Officer, and sole member of the board of directors of the Company; however, Mr. Clark did not receive and therefore could not accept this nomination. As a result Mr. Clark was not appointed to the board of directors of the Company nor was he appointed to serve in any of the aforementioned positions.

Because Joseph Meuse’s resignation as the President, Chief Executive Officer, Chief Financial Officer, and sole member of the board of the Company was predicated on Mr. Clark’s assumption of the aforementioned duties, his resignation was at that time and currently stands as ineffective.  Joseph Meuse remains the sole board member as well as the President, Chief Executive Officer and Chief Financial Officer of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information:
None
(c)	Exhibits:
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comprehensive Healthcare Solutions, Inc.

Date: April 21, 2008	By:	/s/ Joseph Meuse
Joseph Meuse